SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                                 January 6, 2005
                Date of Report (Date of earliest event reported)

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                                ACTEL CORPORATION
             (Exact name of registrant as specified in its charter)

       California                        0-21970                 77-0097724
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                     Identification Number)

         2061 Stierlin Court
      Mountain View, California                                  94043-4655
(Address of principal executive offices)                         (Zip Code)

                                 (650) 318-4200
              (Registrant's telephone number, including area code)

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                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition

     On January 6, 2005, Actel Corporation announced a revision of its business update for the fourth fiscal quarter of 2004, which ended January 2, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

     On January 6, 2005, Actel Corporation announced a revision of its business update for the fourth fiscal quarter of 2004, which ended January 2, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01         Financial Statements and Exhibits

         (c)      Exhibits.

                  Exhibit Number                     Description
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                       99.1           Press release dated January 6, 2005.





                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                         ACTEL CORPORATION




           Date: January 6, 2005          By:     /s/ Jon A. Anderson
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                                                    Jon A. Anderson
                                                Vice President of Finance
                                               and Chief Financial Officer